                                                                    EXHIBIT 32.1

                            LIFEPOINT HOSPITALS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of LifePoint Hospitals, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth C. Donahey, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 27, 2004

                                              /s/  Kenneth C. Donahey
                                              -----------------------
                                                   Kenneth C. Donahey
                                                   Chairman, Chief Executive
                                                   Officer and President